UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 9, 2007
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                              BRIDGE BANCORP, INC.
           (Exact name of the registrant as specified in its charter)

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          New York                      000-18546                11-2934195
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

             2200 Montauk Highway
           Bridgehampton, New York                            11932
   (Address of principal executive offices)                  (Zip Code)


                                 (631) 537-1000
                         (Registrant's telephone number)

                                      N/A
          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

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[ ]      Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)
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[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
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[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
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[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
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



Item 5.02   Departure of Directors or Certain Officers; Election of Directors;
            ------------------------------------------------------------------
            Appointment of Certain Officers; Compensatory Arrangements of
            -------------------------------------------------------------
            Certain Officers.
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         On October 9, 2007 Bridge Bancorp, Inc. (the "Company") announced that
Thomas J. Tobin will retire as President and Chief Executive Officer of the Company and its wholly owned subsidiary, The Bridgehampton National Bank (the "Bank"), effective December 31, 2007. The Company further announced that effective January 1, 2008, Kevin O'Connor will become President and Chief Executive Officer of the Company and the Bank. Mr. O'Connor has been appointed to the Board of Directors of the Company and the Bank and will serve as President and Chief Executive Officer Designee until Mr. Tobin's retirement. Mr. Tobin will continue as President Emeritus and Special Advisor to the Board of Directors through December 31, 2009 and will remain on the Board of Directors of the Company and the Bank. A copy of the press release is attached hereto as
Exhibit 99.1.

         Mr. O'Connor, age 45, served as Executive Vice President and Treasurer of North Fork Bancorporation, Inc. from 1997 through the third quarter of 2007. There have been no transactions between the Company (or the Bank) and Mr. O'Connor of a nature reportable pursuant to Section 404(a) of SEC Regulation S-K.

         In connection with the foregoing, and effective October 9, the Company and the Bank entered into an employment agreement with Mr. O'Connor, and an amended and restated employment agreement with Tom Tobin, the material terms of which are summarized below.

         The initial term of the employment agreement with Mr. O'Connor is thirty-nine (39) calendar months (three years from January 1, 2008). Effective January 1, 2009, and unless the executive's employment is terminated, the agreement becomes a two-year evergreen agreement renewing daily, so that the remaining term is twenty-four months, unless notice of non-renewal is provided to the executive. Mr. O'Connor is to serve as President and Chief Executive Officer of the Bank and the Holding Company, and serve on the Board of Directors of the Bank and the Holding Company. However, between October 9, 2007 and December 31, 2007, he serves as "President and Chief Executive Officer Designee." If his employment is terminated, his service on the Boards also terminates. The initial base salary under the agreement is $300,000. Base salary is reviewed annually (with the first review to be in January 2009) and can be increased but not decreased.

         If Mr. O'Connor voluntarily terminates his employment, or his employment is terminated for cause, no benefits are provided under the agreement. In the event (i) of the executive's involuntary termination for any reason other than disability, death, retirement or termination for cause, or
(ii) the executive's resignation upon the occurrence of certain events constituting "constructive termination," including a reduction in the executive's duties, responsibilities or pay, the executive would be entitled to a severance benefit equal to:

             o If the  termination  of  employment  occurs prior to January 1,
               2008, a cash lump sum payment equal to the base salary he would have earned through December 31, 2008 and the continuation of insurance coverage for that period;

             o If the termination occurs on or after January 1, 2008 but prior to January 1, 2009, a cash lump sum payment equal to one half of his base salary and the continuation of insurance coverage for six months; and

             o If the  termination  occurs on or after January 1, 2009, a cash lump sum payment equal to twenty-four months base salary and the continuation of insurance coverage for twenty-four months.

         In the event of a Change in Control, regardless of whether the executive's employment terminates, Mr. O'Connor is entitled to a severance benefit equal to:

             o Three times his taxable  income for the calendar year preceding the change in  control;

             o Insurance  coverage for three years  following a termination of employment; and

             o Reimbursement for any excise taxes due on such payments and for the taxes due on such reimbursement.

         Except in the event of a change in control, following termination of employment Mr. O'Connor is subject to non-compete restrictions.

         Mr. O'Connor received a grant of 5,000 shares of restricted stock, vesting over a 5-year period, with the first third vesting on October 1, 2010, and one third vesting October 1, 2011 and 2012. In the event of a termination of employment by the Bank, except for cause, vesting of the award accelerates.

         The amended employment agreement with Mr. Tobin provides for a term that expires March 2, 2010. Until December 31, 2007, Mr. Tobin remains the President and Chief Executive Officer of the Company and the Bank. Effective January 1, 2008, he serves as the President Emeritus and Senior Advisor to the Board. He is to remain on the board of directors of the Bank and the Company through annual meeting of shareholders following the year ending December 31, 2010 (subject to the election by shareholders at the 2008 annual meeting). His annual salary is $320,000. In the event of a termination of employment by the Bank or the Company other than for cause, he receives his base salary, and continuing insurance coverage, for the remaining term of the agreement. In the event of a change in control, Mr. Tobin receives a lump sum payment equal to the base salary that he would have earned for the remaining term of the agreement, and continued insurance coverage for the remaining term of the agreement. The requirement to reimburse Mr. Tobin for excise payments is eliminated. If Mr. Tobin voluntarily terminates his employment, or his employment is terminated for cause, no benefits are provided under the agreement.

         The Company also granted Howard Nolan, Senior Executive Vice President and Chief Operating Officer 5,000 shares of restricted stock, vesting over a 5-year period, with the first third vesting on October 1, 2010, and one third vesting October 1, 2011 and 2012.

Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

    (a) Not applicable.
    (b) Not applicable.
    (c) Not applicable.
    (d) Exhibits.

              Exhibit No.         Description
              -----------         -----------

                  10.6 Employment Agreement between Bridgehampton National Bank, Bridge Bancorp, Inc. and Kevin O'Connor dated as of October 9, 2007
                  10.7 Amended and Restated Employment Agreement between Bridgehampton National Bank, Bridge Bancorp, Inc. and Thomas J. Tobin dated as of October 9, 2007

                  99.1            Press Release Dated October 9, 2007

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Bridge Bancorp, Inc.
                                  --------------------
                                  (Registrant)



                                  /s/ Howard H. Nolan
                                  -----------------------
                                  Howard H. Nolan
                                  Senior Executive Vice President and
                                    Chief Operating Officer




Dated:  October 12, 2007